                                                             EXHIBIT 10.1


                         INTEGRATED SENSOR SOLUTIONS, INC.

                          1989 INCENTIVE STOCK OPTION PLAN
                            (AS AMENDED ON JUNE 28, 1991,
                         AUGUST 28, 1992 AND AUGUST 6, 1993)


     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees, Consultants and Directors of the Company and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

          (d)  "COMMON STOCK" shall mean the Common Stock of the Company.

          (e) "COMPANY" shall mean Integrated Sensor Solutions, Inc., a California corporation.

          (f) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; the term Consultant shall not include directors.

          (g) "CONTINUOUS STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR" shall mean the absence of any interruption or termination of service as an Employee, Consultant or Director. Continuous Status as an Employee, Consultant or Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (h) "DIRECTOR" shall mean a member of the Board of Directors of the Company.


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

          (i) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

          (l) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

          (m)  "OPTION" shall mean a stock option granted pursuant to the Plan.

          (n) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (o) "OPTIONEE" shall mean an Employee, Consultant or Director who receives an Option.

          (p) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

          (q)  "PLAN" shall mean this 1989 Incentive Stock Option Plan.

          (r) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (s) "SUBSIDIARY" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Section 425 (f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,405,250 shares of Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE. The Plan shall be administered by the Board of Directors of the Company, or by a committee appointed by the Board of Directors consisting of two (2) or more Directors in accordance with the following provisions:


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               (i)  Members of the Board who are either eligible for options or have been granted Options may vote on any matters affecting administration of the Plan or the grant of options pursuant to the Plan; provided, however, no member of the Board shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of options to him or her.

               (ii) The Committee shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, a Committee shall continue to serve until otherwise directed by the Board of Directors. Subject to the foregoing, from time to time the Board of Directors may increase the size of the Committee and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant IncentiveStock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of options to be granted, which exercise price shall be determined in accordance with Section 8 (a) of the Plan; (iv) to determine the Employees, Consultants and Directors to whom, and the time or times at which, options shall be granted and the number of shares to the represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option (including the exercise price thereof); (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   ELIGIBILITY.

          (a) Nonstatutory Stock Options may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees. An Employee, Consultant or Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) No Incentive Stock Option may be granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the incentive stock option covering such

Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

          (c) Section 5 (b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment with, consulting relationship with, or membership on the Board of Directors of, the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such employment, consulting relationship or membership on the Board of Directors at any time, with or without cause.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.

     8.   EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant or, if the Incentive Stock Option is amended to reduce the per Share exercise price, less than 110% of the fair market value per Share on the date the Board approves such amendment.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant or, if the Incentive Stock Option is amended to reduce the per Share exercise price, 100% of the fair market value per Share on the date the Board approves such amendment.

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
               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant or, if the Nonstatutory Stock Option is amended to reduce the per Share exercise price, 110% of the fair market value per Share on the date the Board approves the amendment.

                    (B) granted to any person, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant or, if the Nonstatutory Stock Option is amended to reduce the per Share exercise price, 85% of the fair market value per Share on the date the Board approves the amendment.

          (b) The fair market value per Share shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the day prior to the date of grant (or date of approval of an amendment to reduce the exercise price per Share, as the case may be), as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date prior to the date of grant, as reported in THE WALL STREET JOURNAL.

          (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) other Shares, which either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) promissory note, (v) any combination of such methods of payment or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law.

     9.   EXERCISE OF OPTION.

          (a) (i) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as may determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               (ii)  An Option may not be exercised for a fraction of a Share.

               (iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option and full


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

payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

               (iv) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Director (as the case may be), such Optionee may exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination (or to such greater extent as the Board may determine). Any such exercise must occur within the period set forth in the written option agreement which, in the case of an Incentive Stock Option, shall be no more than three (3) months after the date of termination. The Option shall terminate on the date of such termination of Continuous Status as an Employee, Consultant or Director to the extent of the number of shares of Optioned Stock as to which the Option was not exercisable on the date of such termination, as set forth in the written option agreement or as the Board may otherwise determine. To the extent the Optionee fails, within the time period specified in the written option agreement, to exercise the Option for those shares of Optioned Stock as to which he or she is entitled to exercise, the Option shall terminate upon the expiration of such time period.

          (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant or Director as a result of his total and permanent disability (as defined in Section 22 (e) (3) of the Code), he or she may exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination (or to such greater extent as the Board may determine). Any such exercise must occur within the period set forth in the written option agreement which, in the case of an Incentive Stock Option, shall be no more taan twelve (12) months after the date of such termination (and in any event such exercise must be on or before the expiration date of the Option as set forth in the written option agreement). The Option shall terminate on the date of such termination of Continuous Status as an Employee, Consultant or Director to the extent of the number of shares of Optioned Stock as to which the Option was not exercisable on the date of such termination, as set forth in the written option agreement or as the Board may otherwise determine. To the extent the Optionee fails, within the time period specified in the written option agreement, to exercise the Option for those shares of Optioned Stock as to which he or she is entitled to exercise, the Option shall terminate upon the expiration of such time period.


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

          (d)  DEATH OF OPTIONEE.  In the event of the death of an Optionee:

               (i) during the term of the Option who is at the time of his death an Employee, Consultant or Director of the Company and who shall have been in Continuous Status as an Employee, Consultant or Director since the date of grant of the Option, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent, and within the time period, set forth in the Option Agreement (or such greater extent or time period as the Board may determine) subject to the limitation set forth in Section 5(b).

               (ii) within three (3) months after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent, and within the time period, set forth in the Option Agreement (or such greater extent or time period as the Board may determine).

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. The Option shall be deemed to be assumed if, following the sale of assets or merger, the Option confers the right to purchase, for each share of Optioned Stock subject to the Option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its Parent, the Board of Directors may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon exercise of the Option to be solely Common Stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

               (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

               (ii) any change in the designation of the class of persons eligible to be granted Options.

               (iii) if the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.


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

          (b) SHAREHOLDER APPROVAL. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 17 (a) of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders, meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If and in the event that the Company has registered any class of any equity security pursuant to Section 12 of the Exchange Act, the approval of such shareholders of the Company shall be:

          (a) (1) solicited substantially in accordance with Section 14 (a) of the Exchange Act and the rules and regulations promulgated thereunder, or
(2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under
Section 14 (a) of the Exchange Act at the time such information is furnished;
and

          (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act.

          If such shareholder approval is obtained by written consent, it must be obtained by written consent of the shareholders of the Company as required by applicable state law.

     18. INFORMATION TO OPTIONEE. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                          INTEGRATED SENSOR SOLUTIONS, INC.

                           INCENTIVE STOCK OPTION AGREEMENT

    Name of Optionee:
                             -------------------------------------

    Date of Grant:
                             -------------------------------------

    Vesting Start Date:
                             -------------------------------------

    Number of Option Shares:
                             -------------------------------------

    Exercise Price:
                                  -------------------------------------

    Expiration Date:
                             -------------------------------------

                                  Integrated Sensor Solutions, Inc.
                                  a California corporation

                                  By:
                                         ----------------------------------

                                  Title:
                                         ----------------------------------

    Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, this option and the Investment Representation Statement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, fully understands all provisions of the Option and the Investment Representation Statement, and specifically acknowledges that the vesting of shares hereunder is earned only by continuing employment at the will of the Company (and not through the act of being hired, being granted this Option or acquiring shares pursuant to this Option). Optionee acknowledges and agrees that nothing in this Agreement nor in the Plan shall confer upon Optionee any right with respect to continuation of employment by the Company nor shall it interfere with his or her right or the Company's right to terminate his or her employment at any time, with or without cause. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.



                                  -----------------------------------------
Date:_______________, 19___       Optionee

    Integrated Sensor Solutions, Inc., a California corporation (the "Company"), has granted to the person whose name is written on the first page hereof (the "Optionee"), an option to purchase the number of shares of Common Stock stated on the first page hereof, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions or the 1989 Incentive Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

    1 NATURE OF THE OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422A of the Internal-Revenue Code of 1986 (the "Code").

    2. EXERCISE PRICE. The exercise price for each share of Common Stock is as stated on the first page hereof.

    3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

(a) RIGHT TO EXERCISE.

              (i) Subject to subsections 3(i)(b), (c), (d) and (e) below, this Option shall be exercisable cumulatively, to the extent of 1/8 of the Shares subject to the Option six months after the vesting Start Date written on the first page of this Incentive Stock Option Agreement and an additional 1/48 of the Shares subject to the Option for each month which has expired thereafter.

              (ii) This Option may not be exercised for a fraction of a share.

              (iii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsections 3(I) (d) and (e).

              (iv) In no event may this Option be exercised after the date of expiration of this Option as set forth on the first page of this Incentive Stock Option Agreement.

(b) METHOD OF EXERCISE. This Option shall be exercisable by written notice in the form of Exhibit A attached hereto which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

    No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

    4. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

    5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

              (i) cash;

              (ii) check; or

              (iii) surrender of other shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

    6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

    7. TERMINATION OF STATUS AS AN EMPLOYEE. In the event of termination of Optionee's Continuous Status as an Employee, Optionee may, but only within three
(3) months after the date of such termination (but in no event later than the expiration date of this Option as set forth on the first page of this Incentive Stock Option Agreement), exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise this Option at the date of such termination, this Option shall terminate as of the date of such termination. To the extent Optionee does not exercise the balance of this Option within the time period specified herein, the Option shall terminate as of the expiration of such time period.

    8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the expiration date of this Option as set forth on the first page of this Incentive Stock Option Agreement) exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination this Option shall terminate as of the date of such termination. To the extent Optionee does not exercise the balance of this Option within the time specified herein, the Option shall terminate as of the expiration of such time period.

    9. DEATH OF OPTIONEE. In the event of the death of Optionee:

         (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an employee since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of this Option as set forth on the first page of this Incentive Stock Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise it at the date of death. To the extent this Option is not exercisable at the date of death, this Option shall terminate on the date of death. To the extent the balance of this Option is not exercised within the time period specified herein, the Option shall terminate as of the expiration of such time period; or

         (b) within three (3) months after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of this Option as set forth on the first page of this Incentive Stock Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. To the extent the balance of this Option is not exercised within such time period, the Option shall terminate as of the expiration of such time period.


    10. COMPANY'S REPURCHASE OPTION. The Company shall have the option to repurchase all or a portion of the Shares on the terms and conditions set forth in this Section 10 (the "Repurchase Option") if Optionee should cease to be employed by the Company for any reason, or no reason, including without limitation Optionee's death, disability, voluntary resignation or termination by the Company with or without cause.

         (a) RIGHT OF TERMINATION UNAFFECTED. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment at any time, for any reason or no reason, with or without cause. For purposes of this Agreement, Optionee shall be considered to be employed by the Company if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or affiliate of the Company or if the Board of Directors determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

         (b) EXERCISE OF REPURCHASE OPTION. At any time within sixty (60) days after the expiration of the period following the Termination Date during which the Optionee was permitted to exercise all or part of the Option (the "Expiration Date"), the Company may elect to repurchase any or all of the Shares by giving Optionee written notice of exercise of the Repurchase Option.

         (c) CALCULATION OF REPURCHASE PRICE. The Company or its assignee shall have the option to repurchase from Optionee (or from Optionee's personal representative as the case may be) any or all of the Shares at the fair market value of such Shares on the Expiration Date, as determined by the Board of Directors.

         (d) PAYMENT OF REPURCHASE PRICE. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after the Expiration Date.

         (e) TERMINATION OF REPURCHASE OPTION. The Repurchase Option shall terminate as to any Shares upon the closing of the first sale of the Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

    11. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to the this Section 11 as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have an assignable right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 11 (the "Right of First Refusal").

         (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"); and the Holder shall offer to sell the Shares at the Offered Price to the Company.

         (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At-any time within thirty (30) days after receipt of the Notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

         (c) PURCHASE PRICE. The purchase price for the Shares purchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

         (d) PAYMENT. Payment of the purchase price shall be made, at the option o' the Company or its assignee, either (i) in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company or such assignee, or by any combination thereof within sixty (60) days after receipt of the Notice or (ii) in the manner and at the time(s) set forth in the Notice.

         (e) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal, before any Shares held by the Holder may be sold or otherwise transferred.

         (f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all or the Shares during the Optionee's lifetime or on Optionee's death by will or intestacy to Optionee's immediate family or a trust for the benefit of Optionee or Optionee's immediate family shall be exempt from the provisions of this Section; provided that, as a condition to receiving the Shares, the transferee or other recipient shall agree in writing to receive and hold the Shares so transferred subject to the provisions of this Agreement, and to transfer such Shares no further except in accordance with the terms of this Agreement. As used herein, "immediate family" shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.

         (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the closing of first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

    12. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    13. EARLY DISPOSITION OF STOCK. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of grant of this Option or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a-substantial risk of forfeiture at the time they were transferred to Optionee. OPTIONEE HEREBY AGREES TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods,- any gain on such sale will be taxed as long-term capital gain .

    14. LOCK-UP AGREEMENT. Optionee agrees that, in connection with any public offering of the Company's equity securities, and upon request of the Company or the underwriters managing such offering, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any shares of Common Stock issuable upon the exercise of this Option (other than those shares included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or the underwriters; provided, that the officers and directors of the Company who own, or hold options to purchase, Common Stock of the Company also agree to such restrictions.

                                      EXHIBIT A

                          NOTICE OF EXERCISE OF STOCK OPTION

Integrated Sensor Solutions, Inc.

---------------------------

---------------------------

Ladies and Gentlemen:

    The undersigned hereby elects to exercise the option indicated below with respect to the number of shares of Common Stock of Integrated Sensor Solutions, Inc. (the "Company") set forth:

         Option Grant Date:
                                  -------------------------------

         Type of Option:

                                  / / Incentive Stock Option

                                  / / Nonstatutory Option .

         Number of Shares Being Exercised: ____________shares

         Exercise Price Per Shares:  $
                                       -----------------------

         Total Exercise Price:  $
                                  --------------------------

         Method of Payment:       / / Cash

                                  / / Check

                                  / / Surrender of previously issued Shares

    Enclosed herewith is payment in full of the total exercise price, a copy of the Option Agreement and an executed copy of an Investment Representation Statement (Exhibit B to the Option Agreement).

    The undersigned hereby acknowledges the Company's Repurchase Option and Right of First Refusal as set forth in the Option Agreement.

    My exact name, address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

              Name
                   ----------------------------------------------------------

              Address:
                       ------------------------------------------------------

              Social Security Number:
                                      ---------------------------------------

Dated:_______________                  Sincerely,
                                            ---------------------------------
                                            (Optionee's Signature)

                                      EXHIBIT B

                         INVESTMENT REPRESENTATION STATEMENT

PURCHASER :

COMPANY :          INTEGRATED SENSOR SOLUTIONS, INC.

SECURITY :         COMMON STOCK

AMOUNT :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

         (a) I am sufficiently aware of the Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the '"Securities Act").

         (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as exercised herein. In this correction, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

         (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 or the resale provisions of Rule 701 under the Securities Act). Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) The availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold, and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker, as said term is defined under the Securities Exchange Act of 1934 (the "Exchange Act") and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. The Purchaser further understands that the resale provisions of Rule 701 will not apply until 90 days after the

Company becomes subject to the reporting obligations under the Exchange Act (typically upon the effective date of a company's initial public offerings). There can be no assurances that the requirements of Rule 144 or Rule 701 will be met, or that the Securities will ever be saleable.

         (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two year minimum holding period had been satisfied.

         (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, or that the resale provisions of Rule 701 are not available, registration under the Securities Act, compliance with Regulation A, compliance with some other registration exemption or the notification to the Company of the proposed disposition by me and the furnishing to the Company of (i) detailed information regarding the disposition, and (ii) and opinion of my counsel to the effect that such disposition will not require registration (I understand such counsel's opinion shall concur with the opinion by counsel for the Company and I shall have been informed of such compliance) will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

         (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                       Signature of Purchaser:

                                       ------------------------------------

                                       Date:_______________ , 19_____